AWARD/CONTRACT               1. Page 1 of 23
2. Procurement Instrument ID No. (PIIN): F19628-96-C-0066
3. Effective Date:  Mailing Date
4. Requisition/Purchase Request/Project NO.:  None
5. Certified for National Defense under BDC Reg 2/DMS Reg 1
rating DO-A7
6. Issued by:  Electronic Systems Center/PKR          Code FA8718
               Air Force Material Command, USAF
               104 Barksdale Street
               Hanscom AFB MA 01731-1806
               Buyer: Barbara A. Cook, ESC/PKRC, 617-377-2259
7. Administrered by:  DCMAO Atlanta                   Code S1103A
                      805 Walker Street
                      Marietta, GA  30060-2789
                      PAS: NONE
8. Contractor Name and Address: Cree Research         Code 0C9J8
                                2810 Meridian Parkway, Suite 176
                                Durham County
                                Durham, NC 27713
9. Submit invoices (4 copies unless otherwise specified) to
address shown in BLANK
10. Discount for Prompt Payment: NONE
11. Authorized Rate A. Progress Pay  B. Recoup
12. Contract Percent Fee
13. Payment will be made by:  DFAS Columbus Center        Code SC1020
                              DFAS-CO-JSA/Southease Division
                              PO Box 182225
                             Columbus OH 43218-2225
14. Purchase Office Point of Contact:  HNR/H12/HLB
15. Svc/Agency Use
16. Type Contractor: B
17. Security: A. Class U  B. Date of DD254
18. Contract Administration Data:  A. Fast Pay (1) Kind 2  (2) Type T
19. Reserved
20. Date Signed
21. Surv Crit:  C
22. Total Amount: $4,756,556.00
23. Authority for using other than full and open competition: Blank
24. Table of Contents (The following sections marked "x" are contained in the contract)
Part 1 - THE SCHEDULE
(X) SEC     Description                                     Page(s)
X   A        SOLICITATION/CONTRACT FORM                        1
X   B        SUPPLIES OR SERVICES AND PRICES/COSTS             2
X   C        DESCRIPTION/SPECS/WORK STATEMENT                  4
X   D        PACKAGING AND MARKING                             5
X   E        INSPECTION AND ACCEPTANCE                         6
X   F        DELIVERIES OR PERFORMANCE                         7
X   G        CONTRACT ADMINISTRATION DATA                      8
X   H        SPECIAL CONTRACT REQUIREMENTS                    10
Part 2 - CONTRACT CLAUSES
X   I        CONTRACT CLAUSES                                 11
Part 3 - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH
X   J        LIST OF ATTACHMENTS                              23
Part 4 - REPRESENTATIONS AND INSTRUCTIONS
*   K        REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF

             OFFERORS
    L        INSTRS., CONDS., AND NOTICES TO OFFER
    M        EVALUATION FACTORS FOR AWARD

* incorporated by reference

CONTRACTING OFFICER WILL COMPLETE BLOCK 25 OR 29, AS APPLICABLE 25. X CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copy to issuing office.) Contractor agrees to furnish and deliver all items or perform all the sevices set forth or otherwise identified herein for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents:
(a) this award/contract, (b) the solicitation, if any, (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herin. (Attachments are listed herein.)

26. CONTRACTOR
    Calvin H. Carter Jr. \s\
    --------------------------

27. NAME AND TITLE OF SIGNER (TYPE OR PRINT)
    Calvin H. Carter Jr., Vice President

28. DATE SIGNED:  96JUN26

29. AWARD (not marked) (Contractor is not required to sign this document.) Your offer on Solicitation Number ___________________, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed herein. This award consummates the contract which consist of the following documents (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

30. UNITED STATES OF AMERICA
    Karen M. Stone \s\
    by______________________
    (Signature of Contracting Officer)

31. NAME OF CONTRACTING OFFICER (TYPE OR PRING)
    KAREN M. STONE

32. DATE SIGNED:  96JUL02

70B - PART I, SECTION B OF THE SCHEDULE

A.                     Quantity       Unit Price
Item No              Supplies/Services  Purch Unit   Total Item Amount

 0001     Service CLIN                      sec class: U
                                              E$4,756,556.00
          desc of services: R&D SERVICES
          completion date: ASREQ
          acrn: 9
          pr/mipr data: See Info SubCLIN 000101

          descriptive data:
          A.  Perform research in accordance with
          Section C, Description/Specifications/Work
          Statement.
          B.  Commencement Date:  Date of Contract Award
          (defined as the Mailing Date of the Contract)
          C.  Completion Date:  36 MAC (Months after
          Contract Award).
          D.  F.O.B. Destination
          E.  Line Items 0001 and 0002
              (1)  Total estimated cost:               $4,756,556
              (2)  Government's Estimated Cost Share:   4,284,214
              (3)  Contractor's Estimated Cost Share:     472,342
              (4)  Government's share shall be 90% of
                   costs incurred of all allowable costs.
                   The Contractor's share shall be 10%
                   of costs incurred of all allowable costs.


 000101   Info SubCLIN                      sec class: U

          noun: $840,000.00
          acrn: AA
          pr/mipr data: FY7620-96-RL7293

          descriptive dat:
          Breakout for funding/payment purposes. See Section G for payment instructions.


 0002     Service CLIN                      sec class: U

                                                 NSP
          desc of services: R&D DATA
          completion date: ASREQ
          acrn: 9
          pr/mipr data: NONE

          descriptive data:
          A.  Delivery of data in accordance with Contract
          Data Requirements List (CDRL), DD Form 1423,
          Exhibit A, dated 96APR11. Place of Delivery is the addressee(s) on the Exhibit.
          B. Completion Date: As required in accordance with CDRL, Exhibit A.
          C.  F.O.B. Destination.
          D.  Not Separately Priced (NSP).  Cost is
          included in CLIN 0001.

SECTION B - SUPPLIES OR SERVICES AND PRICES/COST (cont'd)


B.  AFMC FAR Sup Clauses in Full Text

5352.232-9000               IMPLEMENTATION OF LIMITATION OF FUNDS (DEC 1995)

         The sum allotted to this contract and available for payment of costs under CLINs 0001 and 0002 through 96OCT30 in accordance with the clause in
Section I entitled "Limitation of Funds" is $840,000.00.



SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT


A. The Contractor shall furnish the supplies and/or services set forth in Section B as follows:

Line Item 0001 - Design, fabricate and deliver a blue laser diode for high density optical storage in accordance with CREE Research technical proposal entitled, "Low Defect Density Short Wavelength III-Nitride Laser Diode," dated 95DEC07, incorporated herein by reference.

Line Item 0002 - Provide R&D Data in accordance with Contract Data Requirements List (CDRL), DD Form 1423, Exhibit A, dated 96APR11.



SECTION D - PACKAGING AND MARKING


A.  AFMC FAR Sup Clauses in Full Text

5352.247-9007              SPECIFICATION COMMERCIAL PACKAGING AND MARKING (FEB
1996)

         Items shall be packaged and marked in accordance with American Society for Testing and Materials (ASTM) D3951, "Standard Practice for Commercial Packaging." Individual shipments exceeding 150 pounds or 108 inches in length or 130 inches in girth plus length, shall be packaged on skidded crates or palletized to allow handling by forklift.












SECTION E - INSPECTION AND ACCEPTANCE


A.  52.252-2  CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

    This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

I.  FEDERAL ACQUISITION REGULATION CLAUSES

52.246-8                            INSPECTION OF RESEARCH AND DEVELOPMENT -


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                                            COST-REIMBURSEMENT (APR 1984)
                                            ALTERNATE I (APR 1984)

II. DEFENSE FAR SUPPLEMENT CLAUSES

252.246-7000    MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)


B.  Inspection and Acceptance shall be accomplished as follows:

         Line Item 0001 - shall be delivered F.O.B. Destination and inspected and accepted at Rome Laboratory (RL/EROC), 80 Scott Road, Hanscom AFB, MA 01731-2909. Acceptance shall be evidenced by execution of a DD Form 250, Material Inspection and Receiving Report, by an authorized Government representative.

         Line Item 0002 - all data under Line Item 0002 shall be inspected and accepted at Rome Laboratory (RL/EROC), 80 Scott Road, Hanscom AFB, MA 01731-2909. All data shall be accepted on a DD Form 250, Material Inspection and Receiving Report, on a one-time basis only, to be submitted with the last CDRL item required to be delivered.



SECTION F - DELIVERIES OR PERFORMANCE


A.  52.252-2  CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

    This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

I.  FEDERAL ACQUISITION REGULATION CLAUSES

52.242-15                           STOP-WORK ORDER (AUG 1989)
                                            ALTERNATE I (APR 1984)
52.247-34                           F.O.B. DESTINATION (NOV 1991)


B.  AFMC FAR Sup Clauses in Full Text

5352.247-9004             COMMERCIAL BILL OF LADING SHIPMENTS--CARRIER'S RATES
                                            (JAN 1996)

         Before making any shipment, the contractor shall ensure that the proposed carrier offers acceptable service at reduced rates under Interstate Commerce Commission Section 10721, if available, or other rate schedule of equal or lower rates. In order to comply with this requirement, the contractor shall contact the transportation officer for this contract, as identified by the Administrative Contracting Officer, for confirmation that the proposed carrier's rates are no higher than those otherwise available to the government. The contractor shall separately list the shipping costs on the invoice to the government and attach a copy of the carrier's billing. Failure to properly annotate the invoice and provide a copy of the carrier's billing may result in those costs not being reimbursed or only partially reimbursed.


C.  Completion dates for the effort in Section C are as follows:

         Line Item 0001 - 36 MAC (Months After Contract Award)

         Line Item 0002 - In accordance with CDRL, Exhibit A



69G - PART I, SECTION G OF THE SCHEDULE


                       Appropriation/Lmt Subhead/CPN Recip DODAAD   Obligation
ACRN    Acct Class data  Supplemental Accounting Classification     Amount

 AA   ACCOUNT
      UNCLASSIFIED         9760400      1302      F03000         $840,000.00
                    D16 4713 6D1000 OD7340 67293 61101E 503000
      pr/mipr data:
        FY7620-96-RL7293 (Complete)

      descriptive data:
      JON: D734AR10  HS96-0060


         Payment Instructions for Multiple Acounting Classification Citations

                  a. This contract will be funded by multiple accounting classification citations. Payment shall be made from ACRNs in alphabetical order (AA, AB, etc.). DO NOT USE A PRORATED METHOD to pay, disburse and liquidate funds. Do not liquidate any funds from an ACRN unless the preceding ACRNs have been fully liquidated, or if revised payment instructions are provided per paragraph b. below.

                  b. Additional ACRNs will be assigned when new accounting classifications are available. When adding new ACRNs or changing existing ACRNs, the above payment instructions shall apply, unless specific revised payment instructions are provided as part of a contract modification.

                  c. Incremental funding shall be in accordance with AFMC 5352.232-9000 in Section B of this contract.



SECTION G - CONTRACT ADMINISTRATION DATA (cont'd)


2.  Administrative Information:

         a.  Contracting Office Representative:  TBD

         b. Contracting Officer:  Karen M. Stone

         c. Symbol of Purchasing Officer:  ESC/PKRC

         d. Telephone Number and Extension:  (617)377-5914


3.  Instructions Re Patents Clause

         The ACO will forward all documentation (reports, invention disclosures, notices, requests) and other information concerning patents to the following addressee:

        ESC/JANP (Patent Counsel)
        35 Hamilton Street
        Hanscom AFB, MA 01731-2010


4.  Transportation Office:    Transportation Officer
                          (Address - Same as Office of Administration)


5.  Technical Contract Manager:  Joe Lorenzo
                     Alternate:  E. Martin
                       Location: Rome Laboratory (RL/EROC)
                                  80 Scott Road
                           Hanscom AFB, MA 01731-2909


6.  Submit Invoices/Vouchers to:      DCMAO

                                                       805 Walker Street
                                                       Marietta, GA 33030-2789


7.  Auditor's Address and Telephone:      DCAA
                                                 415A North Edgeworth Street
                                                 Greensboro, NC 27401-2107
                                                 Tel: (910)333-5287

8.  AFMC FAR Sup Clauses in Full Text

5352.232-9000                       REMITTANCE ADDRESS (MAY 1996)

         If the remittance address is different from the mailing address, enter the remittance address below. Failure to provide this information may impact payment.




SECTION H - SPECIAL CONTRACT REQUIREMENTS


A.  Other Special Contract Requirements

1.  PRINCIPAL INVESTIGATOR (JUL 1993) (ESC/H-18)

         The CREE Research Principal Investigator for this effort is Dr. Gary Bulman. No substitution shall be made without the prior written approval of the Air Force Procuring Contracting Officer (PCO).



SECTION I - CONTRACT CLAUSES

    Contract clauses in this section from the FAR, Defense FAR Sup, Air Force FAR Sup, and Air Force Materiel Command FAR Sup are current through the following updates:

FAR: 1990 Edition through FAC 90-37; Defense FAR Sup: 1991
Edition through DAC 91-10; AF FAR Sup: 1996 Edition; AFMC FAR
Sup: 1992 Edition through AFMCAC
96-1 & through IPL 96-009 & IPL 96-011 through IPL 96-13 & 96-15

A.  52.252-2  CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

    This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

I.  FEDERAL ACQUISITION REGULATION CLAUSES

52.202-1                            DEFINITIONS (OCT 1995)
52.203-3                            GRATUITIES (APR 1984)
52.203-5                            COVENANT AGAINST CONTINGENT FEES (APR 1984)
52.203-6                            RESTRICTIONS ON SUBCONTRACTOR SALES TO THE
                                    GOVERNMENT (JUL 1995)
52.203-7                            ANTI-KICKBACK PROCEDURES (JUL 1995)
52.203-10                           PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR
                                    IMPROPER ACTIVITY (SEP 1990)
52.203-12                           LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN
                                    FEDERAL TRANSACTIONS (JAN 1990)
52.204-4                            PRINTING/COPYING DOUBLE-SIDED ON RECYCLED
                                    PAPER (MAY 1995)
52.209-6                            PROTECTING THE GOVERNMENT'S INTEREST WHEN
                                    SUBCONTRACTING WITH CONTRACTORS DEBARRED,
                                    SUSPENDED, OR PROPOSED FOR
                                    DEBARMENT (JUL 1995)
52.211-15                           DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS
                                    (SEP 1990)
52.215-2                            AUDIT AND RECORDS--NEGOTIATION (OCT 1995)
52.215-22                           PRICE REDUCTION FOR DEFECTIVE COST OR
                                    PRICING DATA (OCT 1995)
52.215-24                          SUBCONTRACTOR COST OR PRICING DATA (OCT 1995)
52.215-26                           INTEGRITY OF UNIT PRICES (OCT 1995)
52.215-27                           TERMINATION OF DEFINED BENEFIT PENSION PLANS
                                    (MAR 1996)
52.215-31                           WAIVER OF FACILITIES CAPITAL COST OF MONEY
                                    (SEP 1987)
52.215-33                           ORDER OF PRECEDENCE (JAN 1986)
52.215-39                           REVERSION OR ADJUSTMENT OF PLANS FOR
                                    POSTRETIREMENT BENEFITS (PRB) OTHER THAN
                                    PENSIONS (MAR 1996)
52.215-40                           NOTIFICATION OF OWNERSHIP CHANGES (FEB 1995)
52.216-7                            ALLOWABLE COST AND PAYMENT (DEVIATION AFAC
                                    92-49)

                                            (JUL 1995)
52.216-12                           COST-SHARING CONTRACT - NO FEE (APR 1984)
52.219-8                            UTILIZATION OF SMALL, SMALL DISADVANTAGED
                                    AND WOMEN-OWNED
                                            SMALL BUSINESS CONCERNS (OCT 1995)
52.219-14                           LIMITATIONS ON SUBCONTRACTING (JAN 1991)
52.222-1                            NOTICE TO THE GOVERNMENT OF LABOR DISPUTES
                                    (APR 1984)
52.222-2                            PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)
                                            (Insert "zero" in para (a))
52.222-3                            CONVICT LABOR (APR 1984)
52.222-26                           EQUAL OPPORTUNITY (APR 1984)
52.222-28                           EQUAL OPPORTUNITY PREAWARD CLEARANCE OF
                                    SUBCONTRACTS (APR 1984)
52.222-35                           AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND
                                    VIETNAM ERA VETERANS (APR 1984)

52.222-36                           AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS
                                    (APR 1984)
52.222-37                           EMPLOYMENT REPORTS ON SPECIAL DISABLED
                                    VETERANS AND VETERANS OF THE VIETNAM ERA
                                    (JAN 1988)
52.223-2                            CLEAN AIR AND WATER (APR 1984)
52.223-6                            DRUG-FREE WORKPLACE (JUL 1990)
52.223-14                           TOXIC CHEMICAL RELEASE REPORTING (OCT 1995)
52.225-11                           RESTRICTIONS ON CERTAIN FOREIGN PURCHASES
                                    (MAY 1992)
52.227-1                            AUTHORIZATION AND CONSENT (JUL 1995)
                                            ALTERNATE I (APR 1984)
52.227-2                            NOTICE AND ASSISTANCE REGARDING PATENT AND
                                    COPYRIGHT
                                            INFRINGEMENT (APR 1984)
52.227-11                           PATENT RIGHTS -- RETENTION BY THE CONTRACTOR
                                    (SHORT FORM)(JUN 1989)
52.228-7                            INSURANCE - LIABILITY TO THIRD PERSONS (MAR
                                    1996)(See AFMC 5352.228-9004 for
                                    implementation)
52.232-9                            LIMITATION ON WITHHOLDING OF PAYMENTS (APR
                                    1984)
52.232-17                           INTEREST (JAN 1991)
52.232-22                           LIMITATION OF FUNDS (APR 1984)
                                            (See AFMC 5352.232-9000 in Section B
                                    for implementation)
52.232-23                           ASSIGNMENT OF CLAIMS (JAN 1986)
52.232-25                           PROMPT PAYMENT (MAR 1994)
                                            (Insert "14th day" in para (b)(2))

52.232-28                           ELECTRONIC FUNDS TRANSFER PAYMENT METHODS
                                    (APR 1989)
52.233-1                            DISPUTES (OCT 1995)
52.233-3                            PROTEST AFTER AWARD (OCT 1995)
                                            ALTERNATE I (JUN 1985)
52.242-1                          NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)
52.242-3                            PENALTIES FOR UNALLOWABLE COSTS (OCT 1995)
52.242-4                            CERTIFICATION OF INDIRECT COSTS (OCT 1995)
52.242-13                           BANKRUPTCY (JUL 1995)
52.243-2                            CHANGES - COST-REIMBURSEMENT (AUG 1987)
                                            ALTERNATE V (APR 1984)
52.243-6                            CHANGE ORDER ACCOUNTING (APR 1984)
52.243-7                            NOTIFICATION OF CHANGES (APR 1984)
                                            (In paragraphs (b) & (d), insert
                                    "...within 30 calendar
                                            days...".)
52.244-2                            SUBCONTRACTS (COST-REIMBURSEMENT AND LETTER
                                    CONTRACTS)
                                            (MAR 1996)
                                            (In paragraph (e) insert:  NONE)
                                            ALTERNATE I (JUL 1995)
52.244-5                            COMPETITION IN SUBCONTRACTING (JAN 1996)
52.245-5                            GOVERNMENT PROPERTY (COST-REIMBURSEMENT,
                                            TIME-AND-MATERIAL, OR LABOR-HOUR
                                    CONTRACTS) (JAN 1986)
52.246-23                           LIMITATION OF LIABILITY (APR 1984)
52.247-1                            COMMERCIAL BILL OF LADING NOTATIONS (APR
                                    1984)
52.249-6                            TERMINATION (COST-REIMBURSEMENT) (MAY 1986)
52.251-1                            GOVERNMENT SUPPLY SOURCES (APR 1984)
52.253-1                            COMPUTER GENERATED FORMS (JAN 1991)

II. DEFENSE FAR SUPPLEMENT CLAUSES

252.203-7000                        STATUTORY PROHIBITION ON COMPENSATION TO
                                    FORMER DEPARTMENT OF DEFENSE EMPLOYEES
                                    (NOV 1995)
252.203-7001                        SPECIAL PROHIBITION ON EMPLOYMENT (NOV 1995)
252.204-7000                        DISCLOSURE OF INFORMATION (DEC 1991)
252.204-7003                        CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT
                                    (APR 1992)
252.205-7000                        PROVISION OF INFORMATION TO COOPERATIVE
                                    AGREEMENT HOLDERS (DEC 1991)

252.209-7000                        ACQUISITION FROM SUBCONTRACTORS SUBJECT TO
                                    ON-SITE INSPECTION UNDER THE
                                    INTERMEDIATE-RANGE NUCLEAR FORCES
                                            (INF) TREATY (NOV 1995)
252.215-7000                        PRICING ADJUSTMENTS (DEC 1991)
252.215-7002                        COST ESTIMATING SYSTEM REQUIREMENTS (DEC
                                    1991)
252.225-7012                        PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES
                                    (NOV 1995)
252.225-7026                        REPORTING OF CONTRACT PERFORMANCE OUTSIDE
                                    THE UNITED STATES (NOV 1995)
252.225-7031                        SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)
252.227-7013                        RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL
                                    ITEMS (NOV 1995)
252.227-7016                        RIGHTS IN BID OR PROPOSAL INFORMATION (JUN
                                    1995)
252.227-7030                        TECHNICAL DATA--WITHHOLDING OF PAYMENT (OCT
                                    1988)
252.227-7034                        PATENTS -- SUBCONTRACTS (APR 1984)
252.227-7036                        CERTIFICATION OF TECHNICAL DATA CONFORMITY
                                    (MAY 1987)
252.227-7037                        VALIDATION OF RESTRICTIVE MARKINGS ON
                                    TECHNICAL DATA (NOV 1995)
252.227-7039                        PATENTS -- REPORTING OF SUBJECT INVENTIONS
                                    (APR 1990)
252.231-7000                        SUPPLEMENTAL COST PRINCIPLES (DEC 1991)
252.232-7006                        REDUCTION OR SUSPENSION OF CONTRACT PAYMENTS
                                    UPON FINDING OF FRAUD (AUG 1992)
252.233-7000                        CERTIFICATION OF CLAIMS AND REQUESTS FOR
                                    ADJUSTMENT OR RELIEF (MAY 1994)
252.235-7010                        ACKNOWLEDGEMENT OF SUPPORT AND DISCLAIMER
                                    (MAY 1995)
                                         (In paragraphs (a) and (b) insert "Air
                                    Force Materiel
                                            Command (AFMC)"; in para (a) insert
                                    "F19628-96-C-0066")
252.235-7011                        FINAL SCIENTIFIC OR TECHNICAL REPORT
                                    DISCLAIMER (MAY 1995)
252.242-7000                        POSTAWARD CONFERENCE (DEC 1991)
252.242-7004                        MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM
                                    (DEC 1991)
252.245-7001                        REPORTS OF GOVERNMENT PROPERTY (MAY 1994)
252.249-7002                        NOTIFICATION OF PROPOSED PROGRAM TERMINATION
                                    OR REDUCTION
                                            (MAY 1995)
252.251-7000                        ORDERING FROM GOVERNMENT SUPPLY SOURCES (MAY
                                    1995)

B.  FAR Clauses in Full Text

52.203-9                            REQUIREMENT FOR CERTIFICATE OF PROCUREMENT
INTEGRITY --
                                            MODIFICATION (SEP 1995)

         (a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

         (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

         (c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification. The certification in paragraph (c)(2) of this clause is not required for a modification which procures commercial items.

          CERTIFICATE OF PROCUREMENT INTEGRITY - MODIFICATION (NOV 1990)

                  (1) I, ** , am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement ** [contract and modification number].

                  (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of ** [Name of Offeror] who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

                  (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of
Procurement Integrity - Modification (Continuation Sheet), ENTER
NONE IF NONE EXIST)         **



                   **
[Signature of the officer or employee responsible for the modification proposal and date]

                   **
[Typed name of the officer or employee responsible for the modification proposal]

 * Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

** To be completed ONLY for a modification

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

                             (End of Certification)

         (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e. prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

         (e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

52.215-42                           REQUIREMENTS FOR COST OR PRICING DATA OR
                                     INFORMATION OTHER
                                            THAN COST OR PRICING
                                          DATA--MODIFICATIONS (OCT 1995)
                                            ALTERNATE I (OCT 1995)

         (a) Exceptions from cost or pricing data.

                  (1) In lieu of submitting cost or pricing data for modifications under this contract, for price adjustments expected to exceed the threshold set forth at FAR 15.804-2(a)(1) on the date of the agreement on price or the date of the award, whichever is later, the Contractor may submit a written request for exception by submitting the information described in the following subparagraphs. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable--

                           (i) Information relative to an exception granted
for prior or repetitive acquisitions.

                           (ii) Catalog price information as follows:

                                    (A) Attach a copy of or identify the catalog
and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which this proposal is being made.

                                    (B) Provide a copy or describe current
discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, and reseller.

                                    (C) Additionally, for each catalog item that
exceeds $1,000 (extended value not unit price), provide evidence of substantial sales to the general public. This may include sales order, contract, shipment, invoice, actual recorded sales or other records that are verifiable. In addition, if the basis of the price proposal is sales of essentially the same commercial item by affiliates, other manufacturers or vendors, those sales may be included. The offeror shall explain the basis of each offered price and its relationship to the established catalog price. When substantial general public sales have also been made at prices other than catalog or price list prices, the offeror shall indicate how the proposed price relates to the price of such recent sales in quantities similar to the proposed quantities.

                           (iii) Market price information. Include the
source and date or period of the market quotation or other basis for market price, the base amount, and applicable discounts. The nature of the market should be described. The supply or service being purchased should be the same as or similar to the market price supply or service. Data supporting substantial sales to the general public is also required.

                           (iv) Identification of the law or regulation
establishing the price offered. If the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.


                           (v) Information on modifications of contracts or
subcontracts for commercial items.

                                    (A) If (1) The original contract or
subcontract was granted an exception from cost or pricing data requirements because the price agreed upon was based on adequate price competition, catalog or market prices of commercial items, or prices set by law or regulation; and
(2) the modification (to the contract or subcontract) is not exempted based on one of these exceptions, then the Contractor may provide information to establish that the modification would not change the contract or subcontract from a contract or subcontract for the acquisition of a commercial item to a contract or subcontract for the acquisition of an item other than a commercial item.

                                    (B) For a commercial item exception, the
Contractor may provide information on prices at which the same item or similar items have been sold in the commercial market.

                  (2) The Contractor grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this clause, and the reasonableness of price. Access does not extend to cost or profit information or other data relevant solely to the Contractor's determination of the prices to be offered in the catalog or marketplace.

                  (3) By submitting information to qualify for an exception, an offeror is not representing that this is the only exception that may apply.

         (b)(1) The Contractor shall submit cost or pricing data on Standard Form (SF) 1411, Contract Pricing Proposal Cover Sheet (Cost or Pricing Data Required), with supporting attachments prepared in the following format:

                  (2) As soon as practicable after agreement on price, but before award (except for unpriced actions), the Contractor shall submit a Certificate of Current Cost or Pricing Data, as prescribed by FAR 15.804-4.


52.244-6            SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL
                                            COMPONENTS (OCT 1995)

         (a) Definition.

                  Commercial item, as used in this clause, has the meaning contained in the clause at 52.202-1, Definitions.

                  Subcontract, as used in this clause, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

         (b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

         (c) Notwithstanding any other clause of this contract, the Contractor is not required to include any FAR provision or clause, other than those listed below to the extent they are applicable and as may be required to establish the reasonableness of prices under Part 15, in a subcontract at any tier for commercial items or commercial components:


                  (1) 52.222-26, Equal Opportunity (E.O. 11246);

                  (2) 52.222-35, Affirmative Action for Special Disabled and Vietnam Era Veterans (38 U.S.C. 4212(a));

                  (3) 52.222-36, Affirmative Action for Handicapped Workers (29 U.S.C. 793); and

                  (4) 52.247-64, Preference for Privately Owned U.S.-Flagged Commercial Vessels (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1, 1996).

         (d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.


52.252-6                            AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

         (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

         (b) The use in this solicitation or contract of any Department of Defense FAR Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.


C.  Defense FAR Sup Clauses in Full Text

252.247-7023                        TRANSPORTATION OF SUPPLIES BY SEA (NOV 1995)

         (a) Definitions.
                  As used in this clause --

                  (1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

                  (2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

                  (3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

                  (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

                  (5) "Subcontractor" means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract. However, effective May 1, 1996, the term does not include a supplier, materialman, distributor, or vendor of commercial items or commercial components.


                  (6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

                           (i) An item is clearly identifiable for eventual
use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

                           (ii) "Supplies" includes (but is not limited to)
public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

                  (7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

         (b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that --

                  (1) U.S.-flag vessels are not available for timely shipment;

                  (2) The freight charges are inordinately excessive or unreasonable; or

                  (3) Freight charges are higher than charges to private persons for transportation of like goods.

         (c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum
- --

                  (1) Type, weight, and cube of cargo;

                  (2) Required shipping date;

                  (3) Special handling and discharge requirements;

                  (4) Loading and discharge points;

                  (5) Name of shipper and consignee;

                  (6) Prime contract number; and

                  (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.


         (d) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information --

                  (1) Prime contract number;

                  (2) Name of vessel;

                  (3) Vessel flag of registry;

                  (4) Date of loading;

                  (5) Port of loading;

                  (6) Port of final discharge;

                  (7) Description of commodity;

                  (8) Gross weight in pounds and cubic feet if available;

                  (9) Total ocean freight in U.S. dollars; and

                  (10) Name of the steamship company.

         (e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief --

                  (1) No ocean transportation was used in the performance of this contract;

                  (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

                  (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

                  (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

                   ITEM                  CONTRACT
                DESCRIPTION             LINE ITEMS     QUANTITY

TOTAL

         (f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

         (g) The Contractor shall include this clause, including this paragraph
(g) in all subcontracts under this contract, which exceed the simplified acquisition threshold in Part 13 of the Federal Acquisition Regulation.

252.247-7024           NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA
                                            (NOV 1995)

         (a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor--

                  (1) Shall notify the Contracting Officer of that fact; and

                  (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

         (b) The Contractor shall include this clause, including this paragraph
(b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder, except (effective May 1, 1996) subcontracts for the acquisition of commercial items or components.

D.  AF FAR Sup Clauses in Full Text

5352.223-9000        ELIMINATION OF USE OF CLASS I OZONE DEPLETING SUBSTANCES
                                            (ODS) (MAY 1996)

         (a) It is Air Force policy to preserve mission readiness while minimizing dependency on Class I Ozone Depleting Substances (ODS), and their release into the environment, to help protect the Earth's stratospheric ozone layer.

         (b) Unless a specific waiver has been approved, Air Force procurements:

                  (1) May not include any specification, standard, drawing or other document that requires the use of a Class I ODS in the design, manufacture, test, operation, or maintenance of any system, subsystem, item, component or process; and

                  (2) May not include any specification, standard, drawing or other document that establishes a requirement that can only be met by use of a Class I ODS;

         (c) For the purposes of Air Force policy, the following are Class I ODS:

                  (1)  Halons:  1011, 1202, 1211, 1301, and 2402;

                  (2) Chlorofluorocarbons (CFCs): CFC-11, CFC-12, CFC-13, CFC-111, CFC-112, CFC-113, CFC-114, CFC-115, CFC-211, CFC-212, CFC-213, CFC-214,
CFC-215, CFC-216, and CFC-217, and the blends R-500, R-501, R-502, and R-503;
and

                  (3)  Other Controlled Substances:  Carbon
Tetrachloride, Methyl Chloroform, and Methyl Bromide.

         (d) The Air Force has reviewed the requirements specified in this contract to reflect this policy. Where considered essential, specific approval has been obtained to continue use of the following substances:

                                 Substance Application/Use Quantity (lbs)

                                                            NONE


         (e) To assist the Air Force in implementing this policy, the offeror/contractor is encouraged, but not required, to notify the contracting officer if any Class I ODS not specifically listed above is required in the performance of this contract.


5352.235-9000          SCIENTIFIC/TECHNICAL INFORMATION (STINFO) (JAN 1992)

If not already registered, the Contractor shall register for Defense Technical Information Center (DTIC) service by contacting the following:

                                 Defense Technical Information Center
                                 ATTN: Registration Section (DTIC-BCS) Bldg 5 Cameron Station, Alexandria, Virginia 22304-6145
                                    (703)274-6871

To avoid duplication of effort and conserve scientific and technical resources, the Contractor shall search existing sources in DTIC to determine the current state-of-the-art concepts, studies, etc.


E.  AFMC FAR Sup Clauses in Full Text

5352.212-9000                       CONTRACTOR REPORTING REQUIREMENTS (JUL 1992)

         Any report required by 15 CFR 700, Subpart D, Section 700.13(d) of the Defense Priorities and Allocation System regulation relating to an actual or anticipated delayed shipment, reason for delay, and/or new projected shipment date is to be sent concurrently by the Contractor to both the Procuring Contracting Officer (PCO) and the Administrative Contracting Officer (ACO) within the specified ten (10) calendar days.


5352.215-9020            INCORPORATION OF CONTRACTOR'S TECHNICAL PROPOSAL
                                            (DEC 1995)

         a. The following documents are incorporated herein by reference and made a part of this contract:

CREE Research technical proposal entitled, "Low Defect Density Short Wavelength III-Nitride Laser Diode," dated 95DEC07.

         b. Nothing contained in the contractor's technical proposal shall constitute a waiver to any other requirement of this contract. In the event of any conflict between the contractor's technical proposal and any other requirement of the contract, the conflict shall be resolved in accordance with the Order of Precedence clause. For purposes of the Order of Precedence clause the document(s) listed above shall rank last.

         c. The detailed technical content of the contractor's proposal was an important factor in the selection of the contractor for award of this contract. The documents listed above are now contractually binding. The contractor shall not change or otherwise deviate from the content of these documents without prior written approval from the contracting officer.

         d. If it is necessary to change the performance, design, configuration, or other items specified in the technical proposal in order to comply with the requirements of the contract clauses, special contract requirements, or statement of work, the contract shall be modified appropriately.


         e. The contractor agrees that the documents listed above will reflect the results/responses to all discussions, Clarification Requests (CRs), and/or Deficiency Reports (DRs) issued during the negotiation process. If, after contract award, it is discovered that changes made during negotiations were not incorporated in the SOW and/or technical proposal, such changes to the contractor's documents shall be considered administrative in nature and shall be made by unilateral modification to the contract, at no change in contract cost or price or other terms and conditions.


5352.228-9004                       INSURANCE CLAUSE IMPLEMENTATION (FEB 1996)

         The contractor shall obtain and maintain the minimum kinds and amounts of insurance during performance of this contract as specified by FAR 28.307-2 and contemplated by FAR 52.228-5 and/or 52.228-7.



SECTION J - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS


1. Exhibit A - Contract Data Requirements List (CDRL), DD Form 1423, dated 96APR11, on 2 pages with backup on 6 pages for a total of 8 pages.


- -23-
F19628-96-C-0066